UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

Brookfield Investment Management
2015
ANNUAL REPORT
December 31, 2015
Brookfield Global Listed Infrastructure Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $225 billion in assets under management as of December 31, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has nearly $17 billion of assets under management as of December 31, 2015.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the "Fund") for the year ended December 31, 2015.
Volatility in capital markets reached levels in 2015 not seen since the financial crisis. Overall, global equity markets were relatively flat for the year and fixed income markets retreated slightly. Market instability was driven by uncertainties over the strengthening U.S. dollar, slowing economic growth in China, rising interest rates in the U.S. and plummeting commodity prices.
West Texas Intermediate crude oil fell by more than 30% in 2015, and by about 50% since members of the Organization of the Petroleum Exporting Countries (OPEC) decided to eliminate production curbs in November 2014. Declining commodity prices led to the deterioration of fundamentals in the energy infrastructure sector, particularly in the Master Limited Partnership (MLP) sector, which experienced its worst year of performance since 2008. In terms of income, there have been a number of high profile dividend cuts in the energy infrastructure space. Kinder Morgan, for example, (which we did not own in 2015) was forced to cut its distribution by 75% in order to defend the company’s investment-grade credit rating. There will undoubtedly be more dividend cuts against the backdrop of commodity volatility, but we do not expect a large wave of dividend cuts for the next 24 months.
Economic data in the U.S. have been mixed. On the one hand, employment growth has been solid and consumer spending has held up pretty well overall. But on the other hand, we have been seeing a slowdown in industrial production and some weakness in corporate earnings. In light of strong employment and earnings data, the Federal Reserve announced in December that the U.S. federal funds rate would be raised for the first time since 2006. Despite market concerns over this long-awaited liftoff, it is notable that the U.S. 10-Year Treasury note moved only 10 basis points in 2015 to close the year at 2.27%. In our view, U.S. interest rates will remain below historical levels for a protracted period of time. We are even more confident that rates will remain low in Europe, where accommodative monetary policy by the European Central Bank (ECB) is ongoing.
With a backdrop of potentially slowing economic growth, we continue to see attractive opportunities across the diverse industry groups that comprise infrastructure securities. We are positive on European transportation assets; Toll Roads continue to enjoy favorable traffic growth amid the region's gradual recovery, and European Airports offer attractive prospects for growth. We also have a favorable view of the Communications sector, which continues to benefit from growing data usage and the proliferation of tablets and cell phones.
In the near term, however, markets are contending with extremely high volatility, which continued beyond the reporting period of this summary into January and February of 2016. We expect this trend to continue until there is more clarity on macroeconomic headwinds related to the economic slowdown in China, declining oil prices and the direction of central bank policy decisions; but, ultimately, we believe that the patience of the long-term investor will be rewarded.
More generally, the business models of many infrastructure-related companies have inherently defensive characteristics, defined by relatively stable cash flows derived from contracted or regulated revenue streams. These qualities can be attractive in periods of slower growth and market volatility. While these periods can be challenging, they can also present unique investment opportunities for long-term value investors—particularly those who remain disciplined, value driven and focused on the drivers of longer-term cash profits. We fundamentally believe this value approach serves the best interests of our investors over the long term.
In addition to performance information, this report provides the Fund’s audited financial statements as of December 31, 2015.
2015 Annual Report1

Letter to Stockholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.

OBJECTIVE AND STRATEGY
The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies.
Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value.
Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information.
Management Discussion of Fund Performance
For the year ended December 31, 2015, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of -33.26% and a total return based on market price of -38.62%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $11.75 on December 31, 2015, the Fund’s shares had a distribution rate of 11.92%. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared monthly distribution paid divided by the stated stock price.
Five of 13 sectors contributed positively to performance during the year.1 The Fund’s allocations to the Airports and Toll Roads sectors were the largest contributors to performance. The Water, Communications and Electric Utilities & Generation sectors contributed modestly to performance. The Master Limited Partnership (MLP) sector was the largest detractor by a wide margin. The Alerian MLP Index had its worst year since 2008, posting a total return of -32.6% as the index traded with sensitivity to oil prices.
The Fund’s allocation to Continental Europe was the largest contributor to performance by region. Asia Pacific and Latin America also contributed. The U.S. was the largest detractor, driven largely by performance in the MLP sector.
By security, Sydney Airport (ASX: SYD, Airports, Australia) was the strongest contributor for the year. The company benefited from strong international passenger growth into Australia, increased clarity on international tariffs and its opportunistic purchase of a terminal previously owned by Qantas Airways Limited, at an attractive price. Snam S.p.A. (SRG: IM, Pipelines, Italy) and Acea S.p.A. (ACE: IM, Electric Utilities & Generation, Italy) were also top contributors, both benefited from a positive outcome on their regulated returns in Italy which should allow them to continue to earn above their current cost of capital for the foreseeable future.
In light of falling energy prices, the largest detractors by security were either MLPs or Pipelines. The bottom three included Enbridge Energy Management, L.L.C. (EEQ, Pipelines, U.S.), Targa Resources Partners LP (NGLS, MLP, U.S.) and Energy Transfer Partners LP (ETP, MLP, U.S.).
2015 Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.

INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK
Challenging year for infrastructure securities
Global infrastructure securities underperformed the MSCI World Index in 2015, with the Dow Jones Brookfield Global Infrastructure Composite Index returning -14.5%. Regional returns were mixed, as Asia Pacific (+2.4%) generated positive performance, returns in Europe were flat (+0.5%) and the Americas (-22.6%) weighed on overall index results. Four of eight sectors generated positive returns in the period, led by Airports (+17.9%), Toll Roads (4.4%), Water (4.2%), Electricity Transmission & Distribution (0.1%); while Oil & Gas Storage & Transportation (-30.3%), Ports (-19.9%), Diversified (-3.9%) and Communications (-0.4%) declined.
For much of 2015, the macro environment proved to be very challenging for investors in global infrastructure securities. Oil prices declined by 30.5% as the price of West Texas Intermediate Crude fell to $37.13 per barrel. Members of the Organization of the Petroleum Exporting Countries (OPEC) continued to take measures to protect market share against U.S. shale producers and showed no signs of changing course in the near future. Even though cash flows of most energy infrastructure companies haven’t been affected by declines in oil yet, growth fundamentals going forward have taken a step down, which has led to a change in valuation. This valuation has served as a negative feedback loop for the energy infrastructure space given its reliance on access to capital markets to fund growth. However, if we look at other parts of infrastructure, fundamentals remained largely intact. In the Electricity Transmission & Distribution, Gas Utilities and Water sectors, regulated growth was consistently strong; and valuations were supported by low bond yields.
OUTLOOK
We enter 2016 with a more cautious outlook on the global macroeconomic environment. While the employment numbers remain strong in the U.S., and consumer spending has been solid, both corporate profits and industrial production have been declining. We are also concerned about the continued decline in oil prices; notably, West Texas Intermediate Crude, which closed the year at $37.13 per barrel, well below its average price of ~$49 per barrel over the course of the year. Should prices remain below $40 for a protracted period of time or decline further, the ability for energy & production companies to invest in new drilling, service debt and return capital to investors could be severely impacted.
That said, we continue to see attractive opportunities across the diverse industry groups that comprise infrastructure equities as an asset class. In this environment of potentially slower economic growth, we see more attractive opportunities for infrastructure investment in Communications, which continues to benefit from growing data usage. We also see opportunities in Utilities, which tend to offer more defensive characteristics in an environment of slower growth. We are also positive on European transportation assets. Toll Roads continue to enjoy favorable traffic growth amid the region’s gradual recovery, and the region’s Airports offer attractive prospects for growth—more so than assets in markets with greater exposure to the travel patterns of the Chinese consumer, such as airports in Australia.
Although our stance on the global economy has become more cautious, there are inherently defensive characteristics in the business models of many infrastructure-related companies, as defined by relatively stable cash flows derived from contracted or regulated revenue streams. In our view, fundamentally based, bottom-up security selection is the best way to identify the most attractive opportunities for investment.

[1]	Contribution reflects returns in local currencies.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,”
4Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.

“will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
All returns shown in USD.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2015 and subject to change based on subsequent developments.
2015 Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics (Unaudited)
December 31, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	11.92%
Percentage of leveraged assets	29.41%
Total number of holdings	37

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	52.1%
Spain	17.9%
Italy	15.4%
Australia	11.3%
France	9.8%
Canada	8.3%
Portugal	7.5%
Mexico	5.8%
Switzerland	4.1%
United Kingdom	1.9%
Brazil	1.3%
Luxembourg	0.3%
Liabilities in Excess of Other Assets	(35.7)%
Total	100.0%

ASSET ALLOCATION BY SECTOR	Percent of Net Assets
Pipelines	44.9%
Electric Utilities & Generation	22.2%
Airports	13.3%
Telecommunications	9.7%
Toll Roads	9.5%
Electricity Transmission & Distribution	9.1%
Diversified	8.3%
Rail	7.4%
Midstream	6.3%
Communications	3.1%
Water	1.9%
Liabilities in Excess of Other Assets	(35.7)%
Total	100.0%

TOP TEN HOLDINGS	Percent of Net Assets
Snam SpA	9.3%
Enbridge Energy Management LLC	7.6%
EDP - Energias de Portugal SA	7.6%
Red Electrica Corp. SA	7.1%
GDF Suez	7.0%
American Tower Corp.	6.4%
Energy Transfer Partners LP	5.9%
Ferrovial SA	5.6%
Macquarie Infrastructure Corp.	5.1%
Grupo Aeroportuario del Pacifico SAB de CV	5.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2015 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through December 31, 2015, the Fund estimates approximately 84.5% of its distributions is a return of capital.
6Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments
December 31, 2015

	Shares	Value
COMMON STOCKS – 134.6%
AUSTRALIA – 10.2%
Airports – 4.2%
Sydney Airport [1]	1,803,700	$ 8,301,188
Diversified – 3.2%
Macquarie Atlas Roads Group	2,156,500	6,353,806
Rail – 2.8%
Aurizon Holdings Ltd.	1,703,500	5,407,913
Total AUSTRALIA		20,062,907
BRAZIL – 1.3%
Electricity Transmission & Distribution – 1.3%
Alupar Investimento SA	770,800	2,559,496
Total BRAZIL		2,559,496
CANADA – 8.3%
Electricity Transmission & Distribution – 0.7%
Hydro One Ltd. [2,3]	85,200	1,372,486
Pipelines – 7.6%
Inter Pipeline Ltd. [1]	411,900	6,611,476
Pembina Pipeline Corp. [1]	177,300	3,863,261
Veresen, Inc.	699,800	4,480,905
Total Pipelines		14,955,642
Total CANADA		16,328,128
FRANCE – 9.8%
Communications – 2.8%
Eutelsat Communications SA [1]	183,856	5,504,761
Electric Utilities & Generation – 7.0%
Engie	771,000	13,656,964
Total FRANCE		19,161,725
ITALY – 15.4%
Electric Utilities & Generation – 2.2%
ACEA SpA	284,500	4,374,686
Pipelines – 9.3%
Snam SpA [1]	3,489,000	18,208,977
Toll Roads – 3.9%
Atlantia SpA [1]	285,400	7,551,276
Total ITALY		30,134,939
LUXEMBOURG – 0.3%
Communications – 0.3%
SES SA	18,632	516,290
Total LUXEMBOURG		516,290
MEXICO – 5.8%
Airports – 5.0%
Grupo Aeroportuario del Pacifico SAB de CV	110,176	9,726,337

See Notes to Financial Statements.
2015 Annual Report7

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Pipelines – 0.8%
Infraestructura Energetica Nova SAB de CV	380,300	$ 1,588,988
Total MEXICO		11,315,325
PORTUGAL – 7.5%
Electric Utilities & Generation – 7.5%
EDP - Energias de Portugal SA	4,110,300	14,810,896
Total PORTUGAL		14,810,896
SPAIN – 17.9%
Electric Utilities & Generation – 2.6%
Saeta Yield SA	551,100	5,142,704
Electricity Transmission & Distribution – 7.2%
Red Electrica Corp. SA [1]	167,100	13,957,880
Pipelines – 2.5%
Enagas SA	175,000	4,936,415
Toll Roads – 5.6%
Ferrovial SA [1]	485,323	10,974,774
Total SPAIN		35,011,773
SWITZERLAND – 4.1%
Airports – 4.1%
Flughafen Zuerich AG [1]	10,700	8,028,339
Total SWITZERLAND		8,028,339
UNITED KINGDOM – 1.9%
Water – 1.9%
United Utilities Group PLC [1]	265,150	3,650,954
Total UNITED KINGDOM		3,650,954
UNITED STATES – 52.1%
Diversified – 5.1%
Macquarie Infrastructure Corp. [1]	138,100	10,026,060
Electric Utilities & Generation – 2.8%
Pattern Energy Group, Inc. [1]	265,800	5,557,878
Midstream – 6.3%
Crestwood Equity Partners LP	97,480	2,025,635
Sunoco Logistics Partners LP	114,800	2,950,360
Targa Resources Partners LP [1]	442,261	7,310,574
Total Midstream		12,286,569
Pipelines – 23.6%
Enbridge Energy Management LLC [1,3]	664,864	14,846,410
Energy Transfer Partners LP [1]	339,900	11,464,827
NuStar Energy LP	167,716	6,725,412
Sempra Energy [1]	63,900	6,007,239
Williams Partners LP [1]	258,300	7,193,655
Total Pipelines		46,237,543
Rail – 4.6%
Union Pacific Corp. [1]	114,200	8,930,440

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (continued)
December 31, 2015

	Shares	Value
COMMON STOCKS (continued)
Telecommunications – 9.7%
American Tower Corp. [1]	128,900	$ 12,496,855
Crown Castle International Corp.	75,200	6,501,040
Total Telecommunications		18,997,895
Total UNITED STATES		102,036,385
Total COMMON STOCKS (Cost $286,250,340)		263,617,157

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BOND – 1.1%
AUSTRALIA – 1.1%
Pipelines – 1.1%
APT Pipelines, Ltd. [4]	6.84%	09/30/72	AUD2,919	$ 2,223,017
Total AUSTRALIA				2,223,017
Total CORPORATE BOND (Cost $3,057,494)				2,223,017
Total Investments – 135.7% (Cost $289,307,834)				265,840,174
Liabilities in Excess of Other Assets – (35.7)%				(69,957,396)
TOTAL NET ASSETS – 100.0%				$195,882,778

AUD	— Australian Dollar

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— All or a portion of the principal amount is pledged as collateral for credit facility.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the total value of all such securities was $1,372,486 or 0.7% of net assets.
3	— Non-income producing security.
4	— Variable rate security – Interest rate shown is the rate in effect as of December 31, 2015.

See Notes to Financial Statements.
2015 Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities
December 31, 2015

Assets:
Investments in securities, at value (Note 2)	$265,840,174
Cash	4,690,983
Receivable for investments sold	1,763,013
Dividends receivable	716,418
Cash on deposit with brokers for forward currency contracts	4,940,000
Receivable for open forward currency contracts (Note 2)	809,632
Prepaid expenses	13,341
Total assets	278,773,561
Liabilities:
Payable for credit facility (Note 5)	82,000,000
Payable for credit facility interest	7,264
Payable for investments purchased	465,354
Investment advisory fee payable	245,423
Administration fee payable	36,814
Directors' fee payable	8,052
Accrued expenses	127,876
Total liabilities	82,890,783
Commitments and contingencies (Note 8)
Net Assets	$195,882,778
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$ 13,799
Additional paid-in capital	234,829,777
Distributions in excess of net investment income	(3,430,106)
Accumulated net realized loss on investments, foreign currency and foreign currency transactions, and forward currency contracts	(12,824,089)
Net unrealized depreciation on investments, foreign currency translations, and forward currency contracts	(22,706,603)
Net assets applicable to capital stock outstanding	$195,882,778
Total investments at cost	$289,307,834
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,799,240
Net asset value per share	$ 14.20

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $846,736)	$ 8,689,912
Interest	145,639
Total investment income	8,835,551
Expenses:
Investment advisory fees (Note 3)	3,319,233
Administration fees (Note 3)	497,885
Directors' fees	94,185
Reports to stockholders	75,112
Fund accounting servicing fees	68,928
Legal fees	67,350
Custodian fees	62,611
Audit and tax services	57,618
Insurance	25,812
Registration fees	24,916
Transfer agent fees	16,738
Miscellaneous	11,611
Total expenses before interest expense	4,321,999
Interest expense on credit facility (Note 5)	1,077,325
Total expenses	5,399,324
Net investment income	3,436,227
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(17,233,854)
Foreign currency and foreign currency transactions	(904,798)
Forward currency contracts	2,439,765
Net realized loss	(15,698,887)
Net change in unrealized appreciation (depreciation) on:
Investments	(69,607,417)
Foreign currency translations	(19,679)
Forward currency contracts	809,632
Net change in unrealized depreciation	(68,817,464)
Net realized and unrealized loss	(84,516,351)
Net decrease in net assets resulting from operations	$(81,080,124)

See Notes to Financial Statements.
2015 Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 3,436,227	$ 3,961,475
Net realized gain (loss) on investments, foreign currency and foreign currency transactions, and forward currency contracts	(15,698,887)	17,803,844
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(68,817,464)	5,494,337
Net increase (decrease) in net assets resulting from operations	(81,080,124)	27,259,656
Distributions to Stockholders:
Net investment income	(2,686,970)	(12,051,936)
Net realized gains	—	(8,023,768)
Return of capital	(14,622,077)	(1,228,249)
Total distributions	(17,309,047)	(21,303,953)
Capital Stock Transactions:
Proceeds from rights offering, net of offering costs	56,872,523	255,775*
Net increase in net assets from capital stock transactions	56,872,523	255,775
Total increase (decrease) in net assets	(41,516,648)	6,211,478
Net Assets:
Beginning of year	237,399,426	231,187,948
End of year	$195,882,778	$237,399,426
Distributions in excess of net investment income	$ (3,430,106)	$ (1,878,301)
Share Transactions
Shares issued or sold as a result of rights offering (Note 6)	3,454,000	—

*	This amount represents an adjustment to paid-in capital in connection with the rights offering in 2013.

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows
For the Year Ended December 31, 2015

Increase (Decrease) in Cash:
Cash flows used for operating activities:
Net decrease in net assets resulting from operations	$ (81,080,124)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of portfolio investments	(181,970,795)
Proceeds from disposition of portfolio investments	147,533,030
Return of capital distributions from portfolio investments	6,343,140
Increase in cash on deposit with brokers for forward currency contracts	(4,940,000)
Increase in receivable for investments sold	(1,763,013)
Decrease in interest and dividends receivable	537,309
Increase in receivable for open forward currency contracts	(809,632)
Decrease in prepaid expenses	5,982
Increase in payable for credit facility interest	2,489
Increase in payable for investments purchased	465,354
Decrease in investment advisory fee payable	(35,765)
Decrease in administration fee payable	(5,364)
Increase in directors' fee payable	951
Increase in accrued expenses	5,106
Net amortization on investments	2,751
Net change in unrealized depreciation on investments	69,607,417
Net realized loss on investments	17,233,854
Net cash used for operating activities	(28,867,310)
Cash flows provided by financing activities:
Net cash used for credit facility	(8,000,000)
Net cash provided by rights offering	56,872,523
Distributions paid to stockholders	(17,309,047)
Net cash provided by financing activities	31,563,476
Net increase in cash	2,696,166
Cash at the beginning of year	1,994,817
Cash at the end of year	$ 4,690,983
Interest payments for the year ended December 31, 2015 totaled $1,074,836.

See Notes to Financial Statements.
2015 Annual Report13

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	Period from August 26, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 22.95	$ 22.35	$ 21.39	$ 20.12	$ 19.10[2]
Net investment income[3]	0.28	0.38	0.69	0.65	0.18
Net realized and unrealized gain (loss) on investment transactions	(6.18)	2.28	3.71	2.02	1.19
Net increase (decrease) in net asset value resulting from operations	(5.90)	2.66	4.40	2.67	1.37
Distributions from net investment income	(0.22)	(1.16)	(1.40)	(0.48)	(0.09)
Distributions from net realized gains	—	(0.78)	(0.95)	(0.89)	—
Return of capital distributions	(1.18)	(0.12)	—	(0.03)	(0.26)
Total distributions paid	(1.40)	(2.06)	(2.35)	(1.40)	(0.35)
Dilution due to rights offering	(1.45) [5]	—	(1.09) [4]	—	—
Net asset value, end of period	$ 14.20	$ 22.95	$ 22.35	$ 21.39	$ 20.12
Market price, end of period	$ 11.75	$ 20.89	$ 19.77	$ 20.15	$ 17.61
Total Investment Return†	-38.62%	15.91%	9.76%	23.06%	-10.16% [6]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$195,883	$237,399	$231,188	$165,881	$156,065
Operating expenses excluding interest expense	1.85%	1.71%	1.69%	1.83%	2.14% [7]
Interest expense	0.46%	0.32%	0.32%	0.42%	0.47% [7]
Total expenses	2.31%	2.03%	2.01%	2.25%	2.61% [7]
Net investment income	1.47%	1.51%	3.00%	3.12%	2.81% [7]
Portfolio turnover rate	46%	19%	57%	76%	30% [6]
Credit facility, end of period (000s)	$ 82,000	$ 90,000	$ 80,000	$ 53,000	$ 53,000
Asset Coverage per $1,000 unit of senior indebtedness[8]	$ 3,389	$ 3,638	$ 3,890	$ 4,130	$ 3,945

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the Net Asset Value ("NAV") of the Fund's common shares at the close of trading on the New York Stock Exchange ("NYSE") on the expiration date, the subscription price was 80% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.
[5]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[6]	Not annualized.
[7]	Annualized.
[8]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements
December 31, 2015

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
2015 Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. As of December 31, 2015, there were no Fund securities that were fair valued by the Adviser’s Valuation Committee.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
16Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2015:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 20,062,907	$ —	$ 20,062,907
Brazil	—	2,559,496	—	2,559,496
Canada	16,328,128	—	—	16,328,128
France	—	19,161,725	—	19,161,725
Italy	—	30,134,939	—	30,134,939
Luxembourg	—	516,290	—	516,290
Mexico	11,315,325	—	—	11,315,325
Portugal	—	14,810,896	—	14,810,896
Spain	—	35,011,773	—	35,011,773
Switzerland	—	8,028,339	—	8,028,339
United Kingdom	—	3,650,954	—	3,650,954
United States	102,036,385	—	—	102,036,385
Total Common Stocks	129,679,838	133,937,319	—	263,617,157
Corporate Bond:
Australia	—	2,223,017	—	2,223,017
Total	$ 129,679,838	$ 136,160,336	$ —	$ 265,840,174

Assets:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$809,632	$—	$809,632
Total	$—	$809,632	$—	$809,632

* Other financial instruments include forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.
For further information regarding security characteristics, see the Schedule of Investments.
2015 Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2015, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the year ended December 31, 2015, there was a transfer from Level 1 to Level 2 of $2,559,496, which represents a security that was previously priced using the market close price and is currently priced using the adjusted price. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
During the year ended December 31, 2015, the Fund did not invest in any Level 3 securities.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2015, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2015, open taxable years consisted of the taxable years ended December 31, 2013 through December 31, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the
18Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
All forward contracts were entered into with JPMorgan as the counterparty during the year. As of December 31, 2015, the following forward contract was outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at December 31, 2015	Currency to be Received		Unrealized Appreciation
01/29/16	88,000,000	Euros	$95,704,368	96,514,000	U.S. Dollars	$809,632
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Unrealized Appreciation as of December 31, 2015
Forward currency contracts	Receivable for open forward currency contracts (assets)	$809,632
2015 Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2015:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Forward currency contracts	Forward currency contracts	$2,439,765	$809,632
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward currency contracts	$809,632	$—	$809,632	$—	$—	$—
The Fund had 1 forward contract open as of the year ended December 31, 2015 which was indicative of average notional volume throughout the year.
3.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and stockholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $181,970,795 and $147,533,030, respectively.
20Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

The Fund did not have any purchases or sales of U.S. Government securities for the year ended December 31, 2015.
5.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the year ended December 31, 2015, the average interest rate paid on the line of credit was 1.10% of the average total line of credit amount available to the Fund. Effective June 2, 2015, the Fund increased its total line of credit amount from $90 million to $120 million.
Total line of credit amount available	$120,000,000
Line of credit outstanding at December 31, 2015	82,000,000
Line of credit amount unused at December 31, 2015	38,000,000
Average balance outstanding during the year	98,101,370
Interest expense incurred on line of credit during the year	1,077,325
6.Capital Stock
The Fund’s authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund issued to its stockholders of record as of the close of business on April 21, 2015, transferrable rights to subscribe for up to an aggregate of 3,454,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $17.20. Total offering costs were $390,186. Additionally, $2,146,091 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $56,872,523.
7.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid for the years ended were as follows:
	December 31, 2015	December 31, 2014
Ordinary income (including short-term capital gains)	$ 2,686,970	$ 8,280,952
Long-term capital gains	—	11,794,752
Return of capital	14,622,077	1,228,249
Total	$17,309,047	$21,303,953
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the
2015 Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At December 31, 2015, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(13,889,249)
Other accumulated losses	(1,859,417)
Tax basis unrealized appreciation on investments	(23,212,132)
Total tax basis accumulated losses	$(38,960,798)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2015, the Fund's short-term capital loss carryforward was $13,889,249 which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations and forward currency contracts, at December 31, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$289,052,306	$23,264,891	$(46,477,023)	$(23,212,132)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
At December 31, 2015, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$615,640	$(2,301,062)	$1,685,422
8.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
22Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (continued)
December 31, 2015

Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1167	January 21, 2016	January 28, 2016
$0.1167	February 18, 2016	February 25, 2016
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2015 Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
December 31, 2015

To the Stockholders and Board of Directors of
Brookfield Global Listed Infrastructure Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Income Fund Inc. as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 26, 2016
24Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Tax Information (Unaudited)
December 31, 2015

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2015) as to the federal tax status of distributions received by stockholders during such year. Accordingly, we are advising you that 84.48% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
For the year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2015 was 42.40%.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.
2015 Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification (Unaudited)
December 31, 2015

On May 21, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
26Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Director Class I Director to serve until 2018 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-Present).	9
Independent Directors Class II Directors to serve until 2016 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	9
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	9
2015 Annual Report27

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served Since 2013	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2012-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	9
28Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Secretary of several investment companies advised by the Adviser (2014-Present); Vice President and Associate General Counsel of the Adviser (2011-Present).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2011	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2015 Annual Report29

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
30Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2015 Annual Report31

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

    As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

    The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Kuczmarski, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $41,500 and $50,000 for the fiscal years ended December 31, 2015 and December 31, 2014, respectively.

(b) Audit-Related Fees

There were no fees billed by Deloitte to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

For the fiscal years ended December 31, 2014 and December 31, 2013, Deloitte billed the Registrant aggregate fees of $9,400 and $6,000, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Fund’s two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2015 and December 31, 2014. During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2015 and 2014 for non-audit services rendered to the Fund and Fund Service Providers were $324,000 and $306,000, respectively. For the fiscal year ended December 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $315,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended December 31, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $300,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrant.

    The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Investments.

    Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Craig Noble, CFA – CEO, Chief Investment Officer and Portfolio Manager

Mr. Noble is the CEO and Chief Investment Officer of the Adviser as well as a Portfolio Manager for the Adviser’s global infrastructure securities business. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the Adviser’s public equity and credit securities investment strategies. Mr. Noble has been a Portfolio Manager for the Adviser’s global infrastructure securities platform since its inception in 2008. Mr. Noble has over 16 years of investment experience and has held multiple positions within Brookfield over the last 10 years, including significant roles within capital markets activities and infrastructure investment. Mr. Noble previously spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from York University’s Schulich School of Business and a Bachelor of Commerce degree from Mount Allison University.

Sam Arnold, CFA – Managing Director, Portfolio Manager

Mr. Arnold is a Portfolio Manager for the firm’s global infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market as well as the development and growth of the firm’s listed infrastructure strategies. Mr. Arnold has over 16 years of infrastructure investment experience. Mr. Arnold has been with Brookfield since 2011. Mr. Arnold was an analyst for a long/ short energy infrastructure fund covering energy infrastructure and exploration and production at Magnetar, a Chicago-based multi-strategy hedge fund from 2007 until 2010. Additionally, Mr. Arnold was an analyst covering sell-side research in the U.S. pipeline sector at Credit Suisse from 2006-2007. Trained as an engineer, Mr. Arnold began his career with Exxon USA, where he spent six years focusing on the design, construction and operation of energy infrastructure assets. Mr. Arnold holds the Chartered Financial Analyst designation. He earned a Master of Business Administration degree from Tulane University and a Bachelor of Science degree with honors in Civil Engineering from the University of Illinois.

Andrew Alexander – Vice President, Portfolio Manager

Mr. Alexander is a Portfolio Manager for the firm’s global infrastructure securities business. Mr. Alexander focuses his fundamental research on European infrastructure companies. Mr. Alexander was previously with SNL Financial, specializing in the energy sector, encompassing power, natural gas and coal and he also launched full analysis of Master Limited Partnerships. Mr. Alexander earned a Masters in Corporate Finance from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree from the University of Virginia.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Messrs. Noble and Arnold, respectively, and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2015	Total Assets in USD Millions as of December 31, 2015	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	4	$2,132,682	0	$0
	Other Pooled Investment Vehicles	10	$1,332,510	3	$318,127
	Other Accounts	15	$1,078,185	0	$0
Samuel Arnold, CFA	Registered Investment Company	4	$2,132,682	0	$0
	Other Pooled Investment Vehicles	10	$1,332,510	3	$570,989
	Other Accounts	15	$1,078,185	0	$0
Andrew Alexander	Registered Investment Company	1	$278,267	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of  December 31, 2015.

Dollar Range of Securities Owned
Craig Noble, CFA	$ 10,001 - $50,000
Samuel Arnold, CFA	$ 10,001 - $50,000
Andrew Alexander	$ 0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

•	A base salary;

•	An annual cash bonus;

•	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the investment professional.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    None.

Item 10. Submission of Matters to a Vote of Security Holders.

    The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: February 29, 2016

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: February 29, 2016